UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
MARCH 8, 2000









                BENTLEY COMMUNICATION CORPORATION
              (FORMERLY KYRENIA ACQUISITION CORP.)
     (Exact name of registrant as specified in its charter)







Delaware              000-27347                   95-4739148
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

100 Oceangate, Suite 750, Long Beach, CA 90802-4322
(Address of principal executive offices)

Registrant's telephone number, including area code (562) 435-5355

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On   March   8,  2000,  the  Company  was  acquired   through   a
reorganization agreement with Bentley Communication Corporation, a Florida company. The Board of Directors approved the purchase of the Company by Bentley Communication Corporation.

ITEM 5.   OTHER EVENTS

As of March 8, 2000, the Company will change its corporate address to 100 Oceangate, Suite 750, Long Beach, CA 90802-4322.

ITEM 6.   RESIGNATIONS OF REGISTRANTS' DIRECTORS

On March 8, 2000, the Company appointed Mr. Gordon Lee as a member of the board of directors.

On  March  8, 2000, the Company accepted the resignation  of  Mr.
Mike M. Mustafoglu as a member of the board of directors and the sole officer, effective immediately.

On March 8, 2000, the remaining board member decided not to fill the vacancy left by Mr. Mustafoglu's resignation. Mr. Gordon Lee was also appointed as President, Secretary, and Treasurer of the Company.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

  (a) Financial Statements of Bentley Communication Corporation will be filed by amendment on or before May 22, 2000.
(b) Pro Forma Financial Information will be filed by amendment on or before May 22, 2000.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Bentley Communication Corporation



                           By: /s/ Gordon Lee
                              Gordon Lee,
                              President/Secretary/Treasurer

                           Date: March 9, 2000